© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. M A Y 2 0 2 5 Cleansing Materials Exhibit 99.1

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 2 FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES a Confidential The information contained herein is strictly confidential. The recipient should become familiar with the confidentiality obligations to which the recipient is subject whether pursuant to any confidentiality agreement or otherwise. Note on Forward Looking Statements This presentation includes forward looking statements about Wolfspeed, Inc.’s (“Wolfspeed”) business and financial outlook, future targets, product markets, plans and objectives for future operations, and product development programs and goals. These statements are subject to risks and uncertainties, both known and unknown, that may cause actual results to differ materially, as discussed in our most recent annual report and other reports filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about our plans to grow the business, our ability to achieve our financial targets and goals, our ability to meet targeted utilization rates and accelerate the shift of our device fabrication to the Mohawk Valley Fab, our revenue and market growth, and our ability to reduce costs, optimize our capital structure and access funding. Actual results could differ materially due to a number of factors, including but not limited to, ongoing uncertainty in global economic and geopolitical conditions, such as the ongoing military conflict between Russia and Ukraine and the ongoing conflicts in the Middle East, changes in progress on infrastructure development or changes in customer or industrial demand that could negatively affect product demand, including as a result of an economic slowdown or recession, collectability of receivables and other related matters if consumers and businesses defer purchases or payments, or default on payments; risks associated with our expansion plans, including design and construction delays, cost overruns, the timing and amount of government incentives actually received, including, among other things, any direct grants and tax credits under the CHIPS Act, issues in installing and qualifying new equipment and ramping production, poor production process yields and quality control, and potential increases to our restructuring costs; our ability to obtain additional funding, including, among other things, from government funding, public or private equity offerings, or debt financings, on favorable terms and on a timely basis, if at all; our ability to take certain actions with respect to our capital and debt structure, including issuing the full amount of senior notes under our agreements with our lenders and restructuring or refinancing our convertible notes; the risk that we do not meet our production commitments to those customers who provide us with capacity reservation deposits or similar payments; the risk that we may experience production difficulties that preclude us from shipping sufficient quantities to meet customer orders or that result in higher production costs, lower yields and lower margins; our ability to lower costs; the risk that our results will suffer if we are unable to balance fluctuations in customer demand and capacity, including bringing on additional capacity on a timely basis to meet customer demand or scaling back our manufacturing expenses or overhead costs quickly enough to correspond to lower than expected demand; the risk that longer manufacturing lead times may cause customers to fulfill their orders with a competitor's products instead; product mix; risks associated with the ramp-up of production of our new products, and our entry into new business channels different from those in which we have historically operated; our ability to convert customer design-ins to design-wins and sales of significant volume, and, if customer design-in activity does result in such sales, when such sales will ultimately occur and what the amount of such sales will be; the risk that the markets for our products will not develop as we expect, including the adoption of our products by electric vehicle manufacturers and the overall adoption of electric vehicles; the risk that the economic and political uncertainty caused by the tariffs imposed by the United States on Chinese goods, and corresponding Chinese tariffs and currency devaluation in response, may continue to negatively impact demand for our products; the risk that we or our channel partners are not able to develop and expand customer bases and accurately anticipate demand from end customers, including production and product mix, which can result in increased inventory and reduced orders as we experience wide fluctuations in supply and demand; risks related to international sales and purchases; risks resulting from the concentration of our business among few customers, including the risk that customers may reduce or cancel orders or fail to honor purchase commitments; the risk that our investments may experience periods of significant market value and interest rate volatility causing us to recognize fair value losses on our investment; the risk posed by managing an increasingly complex supply chain (including managing the impacts of supply constraints in the semiconductor industry and meeting purchase commitments under take-or-pay arrangements with certain suppliers) that has the ability to supply a sufficient quantity of raw materials, subsystems and finished products with the required specifications and quality; risks relating to outbreaks of infectious diseases or similar public health events, including the risk of disruptions to our operations, supply chain, including our contract manufacturers, or customer demand; the risk we may be required to record a significant charge to earnings if our remaining goodwill or amortizable assets become impaired; risks relating to confidential information theft or misuse, including through cyber-attacks or cyber intrusion; our ability to complete development and commercialization of products under development; the rapid development of new technology and competing products that may impair demand or render our products obsolete; the potential lack of customer acceptance for our products; risks associated with ongoing litigation; the risk that customers do not maintain their favorable perception of our brand and products, resulting in lower demand for our products; the risk that our products fail to perform or fail to meet customer requirements or expectations, resulting in significant additional costs; risks associated with strategic transactions; the risk that we are not able to successfully execute or achieve the potential benefits of our efforts to enhance our value; and other factors discussed in our filings with the SEC, including our report on Form 10-K for the fiscal year ended June 30, 2024, and subsequent reports filed with the SEC. These forward-looking statements represent Wolfspeed's judgment as of the date of this presentation. Except as required under the United States federal securities laws and the rules and regulations of the SEC, Wolfspeed disclaims any intent or obligation to update any forward-looking statements after the date of this presentation, whether as a result of new information, future events, developments, changes in assumptions or otherwise. Note on Non-GAAP Measures This presentation includes certain non-GAAP financial measures and targets. Wolfspeed’s management evaluates results and makes operating decisions using both GAAP and non-GAAP measures included in this presentation. Non-GAAP measures exclude certain costs, charges and expenses which are included in GAAP measures. By including these non-GAAP measures, management intends to provide investors with additional information to further analyze the Company’s performance, core results and underlying trends. Non-GAAP measures are not prepared in accordance with GAAP and non-GAAP measures should be considered a supplement to, and not a substitute for, financial measures prepared in accordance with GAAP. Market and Industry Data This presentation includes market and industry data and forecasts that Wolfspeed has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Although Wolfspeed believes that these third-party sources are reliable, it does not guarantee the accuracy or completeness of this information, and Wolfspeed has not independently verified this information. Wolfspeed's internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which Wolfspeed operates and management's understanding of industry conditions. Although Wolfspeed believes that such information is reliable, it has not had this information verified by any independent sources. In addition, the information contained in this presentation is as of the date hereof (except where otherwise indicated), and Wolfspeed has no obligation to update such information, including in the event that such information becomes inaccurate or if estimates change. Subsequent materials may be provided by or on behalf of Wolfspeed in its discretion and such information may supplement, modify or supersede the information in these materials. Neither Wolfspeed, nor any of its respective affiliates, advisors or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss or damage howsoever arising from any use of these materials or their contents or otherwise arising in connection with these materials Disclaimer This presentation is made pursuant to Rule 163B under the U.S. Securities Act of 1933, as amended, and is intended solely for investors that are qualified institutional buyers or institutional accredited investors solely for the purposes of familiarizing such investors with Wolfspeed and determining whether such investors might have an interest in a securities offering contemplated by Wolfspeed. Wolfspeed is not making any offers of any securities at this time and cannot accept orders for any securities at this time. Any such offering of securities will only be made by means of a registration statement (including a prospectus) which has been filed with the SEC. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 3 AGENDA Business and market overview Financial overview Term Sheets 1 2 3 Appendix4

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 4 Silicon carbide serves mission- critical sectors including auto, AI data centers, energy, and aerospace & defense Investment in purpose-built 200mm greenfield facilities anticipated to generate tremendous returns at scale Wolfspeed is working to lower its breakeven point and accelerate its path to profitability through a simplified operating model and improved unit economics Wolfspeed is aiming to improve its balance sheet, lower its operating expenses, and fuel growth through cash generation and profit WOLFSPEED WELL-POSITIONED FOR GROWTH IN THE MULTI-BILLION DOLLAR SILICON CARBIDE (SiC) INDUSTRY Company moving from construction to production in 2025

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 5 $3.4B $4.3B $5.2B $6.4B $7.9B $9.5B $11.1B $0 $2 $4 $6 $8 $10 $12 2024 2025 2026 2027 2028 2029 2030 SiC DEVICE MARKET IS FORECAST TO REACH ~$11B BY 2030 • Yole Group forecasts the SiC Power Device Market to more than triple between 2024 and 2030, growing at a 22% CAGR • The automotive industry remains the primary driver of SiC growth, accounting for ~70% of the SiC device market with an estimated 23% CAGR from 2024-2030, supported by the growing demand for EVs • The industrial & energy (I&E) market is primarily driven by EV charging, renewable energy & storage, and data centers with upside potential as SiC penetration increases, and new opportunities emerge in today’s ~$30B silicon power I&E market Gl ob al S iC P ow er D ev ic e M ar ke t ( $B ) Source: Yole, Status of the Compound Semiconductor Device Market, February 2025

WOLFSPEED AT A GLANCE

Vertically Integrated Silicon Carbide Company

A leading pure-play silicon carbide company

1st purpose-built 200mm SiC facilities in the US

The JP and Mohawk Valley Fab: first 200mm SiC Materials Facility and SiC Fab in the US

Broad SiC Patent Portfolio

Over 1,000 device and 300 materials issued and pending patents

Significant Growth Potential in SiC market

Expected ~$800M business in FY25 with growth projected to ~$1B in FY27

Proven Commercial Track Record and Robust Pipeline

$30B+

Design Ins

Nearly 4,000 customers, including 50 major OEMs and semiconductor companies

Experienced team with Extensive SiC and Industry Expertise

~4,000 employees, 90%+ based in the US

By the Numbers

#1

Producer of silicon carbide materials

1st

Commercially available fully qualified silicon carbide MOSFET

~40%

of total SiC wafers produced globally in 2024

~90%

of total SiC wafers ever produced globally

35+ years

Wolfspeed has been vertically integrated making silicon carbide semiconductors

400+

of combined years of silicon carbide experience

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 7 WOLFSPEED IS A LEADING PURE PLAY, VERTICALLY INTEGRATED SILICON CARBIDE COMPANY WITH A CUSTOMER BASE OF INDUSTRY LEADERS Materials Silicon Carbide Crystals Wafers and Epitaxy Wafer Fabrication (Bare Die) Devices Packaged Parts (MOSFETs, Diodes, Power Modules) $392M FY24 Rev $416M FY24 Rev Automotive Industrial & Energy Wolfspeed customer examples (Non-exhaustive)

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 8 Electric Vehicles Defense Industry Electrification Require less battery, enhancing car design; faster charging and longer range • Inverter • On Board Charger • DC-DC Converter Enables more efficient solutions with higher current density and reliability • Military Vehicles (land/sea/air) • Pulsed Power Applications AI Data Centers Renewable Energy More computing power per square foot; a lower electric bill; reduced emissions • Rack Power • Uninterruptible Power Supply • Efficient Air Conditioning Energy generation, storage, and distribution • Solar and Wind • Energy Storage • DC Fast Chargers SILICON CARBIDE IS AN ESSENTIAL SOLUTION FOR MID TO HIGH POWER APPLICATIONS; MARKET EXPECTED TO GROW AT 20%+ CAGR THROUGH 2030 Sample Applications $0 $2 $4 $6 $8 $10 $12 2024 2025 2026 2027 2028 2029 2030 Market CAGRs (FY24-29): 23% Auto / 19% Industrial and Energy $3.4B $4.3B $5.2B $6.4B $7.9B $11.1B SiC Power Device Market Forecast Gl ob al S iC P ow er D ev ic e M ar ke t ( $B ) Source: Yole, Status of the Compound Semiconductor Device Market, February 2025 $9.5B

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 9 AS CUSTOMERS CONVERT TO SILICON CARBIDE, WOLFSPEED IS A LEADER IN THE SIC INDUSTRY’S TRANSITION TO 200MM WAFERS More devices from a single wafer with enhanced productivity and efficiency 32 mm2 die 150 mm 200 mm # whole die 448 845 % edge die 14 7

PURPOSE-BUILT SILICON CARBIDE FAB – IMPACT ON COSTS AND GROSS MARGINS

Future Power Device revenue is in 200mm

>50% Die Cost Reduction



SiC Power MOSFET Die Cost by Fab
(At scale)
Durham
Fab
Mohawk Valley
Fab

	Durham	Mohawk Valley
Diameter	150mm	200mm
Automation	Low	Full
Labor Costs	~40%	~10%
Yield	Base	Base * 1.25
Die cost	Base	Base * 0.5

Wolfspeed Power Device Fab comparison at >80% utilization

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

10

FIRST MOVER ADVANTAGE IN 200MM ALLOWS FOR SIGNIFICANT VOLUME TRAJECTORY

	2022	2023	2024	2025	2026	2027+

MHV fab progression

Company	Milestones
Wolfspeed	★* Durham HQ, NC; MHV - Production launched → MHV - Jun'24 20% utilized, reaching 25% in Q1'25; The JP Siler City – Begin in H1'25 and 10x production
ST / Sanan IC	Chongqing – Facility opened in Q1'25, mass production in Q4'25; Catania, Italy – Production by H2'25; Shenzhen fab – Production in H1'26
ROHM Semiconductor / SiCrystal (A ROHM Group Company)	Miyazaki plant – Production in FY25; Chikugo plant – Production in FY25
Infineon	Kulim, Malaysia - 200mm fab opened in Q3'24; Villach, Austria – Production roll-out in Q1'25
onsemi	South Korea – Production began in Q4'24; Czech Republic – Multi-Year SiC Investment
Coherent	★* Easton, PA – Production began in Q3'24
SK siltron	Gumi, Korea & Bay City, Michigan – Production to begin in 2025

* The star marks 200mm wafer production at scalable automotive-quality, as both Wolfspeed and Coherent have produced initial 200mm silicon carbide substrates significantly earlier than denoted

★ 200mm SiC materials production started
☆ 200mm SiC materials production to launch
★ 200mm SiC devices production started
☆ 200mm SiC devices production to launch

Source: Timeline from Public Earnings Calls, Company Investor Relations Materials, Yole Power SiC 2024 Report, and News Reports.

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

Note: All forward-looking dates are anticipated dates and are based on company public announcements or news reports and are subject to change

11

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 12 SIGNIFICANT PROGRESS MADE TO SIMPLIFY STATE OF THE ART, FULLY- AUTOMATED 200MM FOOTPRINT TO SERVE INDUSTRY’S TOP CUSTOMERS • Crystal growth and substrate processing generating solid output and yields • Level of productivity allows for a more measured ramp and measured level of spend on the JP Materials: Wolfspeed HQ - Durham, NC • Crystal growers up and running; 200mm yields exceeding expectations • Received Certificate of Occupancy in 1H CY25 Materials: The JP - Siler City, NC • Produces among the highest quality of 200mm devices on the market, enabling us to service a wider range of applications Device Fab: Mohawk Valley - Marcy, NY

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. ANNUAL DESIGN-INS DELIVER LONG TAIL REVENUE OPPORTUNITY 13 Illustrative Revenue Profile from Auto Design-In2-4 Years Design Cycle Design cycles, while long, are sticky and create multi-year revenue streams Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7Identification NBO Supplier Selection Process Commitment DIN Design & Qualification SOP DWIN

POWER DEVICE FOOTPRINT ANTICIPATED TO HELP CAPTURE MASSIVE MARKET OPPORTUNITY

Cumulative Power Device Design-Ins ($M)[1]



~$960
~$2,200
~$4,700
~$13,600
~$20,300
~$30,000
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

Cumulative Power Design-Wins ($M)[1]



~$50
~$260
~$1,200
~$3,100
~$5,800
~$12,100
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

Key Takeaways

- **$1.5B of Power Device Design-Ins in FY25 Q2**
  - ~$30B of cumulative Power Design-Ins since FY20
- **$0.7B of Power Design-Wins in FY25 Q2**
  - Previously announced Design-Wins are ramping, delivering power revenue growth, largely driven by EV customers
  - $12B+ of cumulative Power Design-Wins since FY20

[1] All figures represent results from continuing operations, NOTE: Design-In and Design-Win definitions in appendix

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

14

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 15 AGENDA Business and market overview Financial overview Term Sheets 1 2 3 Appendix4

WOLFSPEED FINANCIAL OUTLOOK - SUMMARY

1. **Demand outlook for FY26** :
   - Ramp in Auto DWINs
   - I&E: signs of recovery – customer escalations, channel inventories
   - Materials: weaker 150mm demand, focus on ramping 200mm
2. **We believe financials are right-sized based on target FY26 revenues of $850m**
   - Capacity at end FY25 expected to support $1.1B in revenues
3. **Gross Margins** are heavily impacted by **MVF/JP loadings** (25pts spread to cash gross margins), **executing well on operational actions**:
   - 150mm capacity: Farmers Branch closed (December), NCF closure expected in 2H CY25
   - MVF yields ahead of plan
   - 200mm substrate costs (350um, Epi turns, automotive grade)
4. **Significant reductions in OpEx/Support costs** :
   - Headcount down >25%, before NCF closure
   - Materials factory headcount reduction
5. **Cash outlook expected to improve with cost actions / operational execution; No liability mgmt impact expected**
   - Target unlevered operating cash flow positive from Q126
   - Anticipate limited CapEx required to support FY27 revenues with additional support expected from 48D incentives

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.
16

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 17 Annual Fiscal Year FY25 FY26 FY27 FY28 FY29 Period Ending Jun-25 Jun-26 Jun-27 Jun-28 Jun-29 Fcst Fcst Fcst Fcst Fcst NCF $146 $14 $- $- $- (+) MVF 265 586 675 850 1,000 Power Revenue $410 $600 $675 $850 $1,000 (+) Materials Revenue 345 250 325 400 450 Total Revenue $756 $850 $1,000 $1,250 $1,450 (-) COGS (740) (831) (722) (824) (904) Gross Profit $16 $19 $278 $426 $547 (-) Start Up Costs (88) - - - - (-) Other Opex(1) (331) (235) (260) (290) (310) EBIT ($403) ($216) $18 $136 $237 (+) Non-GAAP Depreciation & Amort. 199 296 296 296 296 Non-GAAP EBITDA ($204) $80 $314 $432 $533 Margins Gross Margin (Non-GAAP) 2.1% 2.2% 27.8% 34.1% 37.7% EBITDA (Non-GAAP) (27.0%) 9.4% 31.4% 34.6% 36.7% FINANCIAL OUTLOOK: INCOME STATEMENT (NON-GAAP VIEW) ($ in millions) Note – Subtotals may deviate slightly from addition of discrete line items due to rounding 1 Other Opex includes R&D, SG&A, and other additional operating expenses

FINANCIAL OUTLOOK: OPERATING CASHFLOW (NON-GAAP VIEW)

($ in millions)

	Annual				
Fiscal Year	FY25	FY26	FY27	FY28	FY29
Period Ending	Jun-25	Jun-26	Jun-27	Jun-28	Jun-29
	Fcst	Fcst	Fcst	Fcst	Fcst
Non-GAAP EBITDA	($204)	$80	$314	$432	$533
(-) Change in Net Working Capital[1]	(27)	138	9	4	(2)
(-) Other Operating Cashflow Adjustments[2]	(173)	12	74	50	62
Unlevered Operating Cashflow	**($404)**	**$230**	**$396**	**$487**	**$592**
(-) Gross Capex	(1,288)	(150)	(50)	(100)	(100)
(+) Incentives[3]	270	610	168	40	40
Unlevered Operating Cashflow Less Net Capex	**($1,422)**	**$689**	**$515**	**$427**	**$532**
(+) Planned Asset Sales[4]	68	111	-	-	-
Unlevered Cashflow	**($1,354)**	**$800**	**$515**	**$427**	**$532**

Notes:

- FY'25 includes two quarters of actual results and two quarters of estimates
- Purely for illustrative purposes, does not include CHIPS Act funding; CHIPS Act discussions between the Company and Federal stakeholders are ongoing, and the exclusion of CHIPS Act funding from this forecast does not indicate a Company perspective on the likelihood or quantum of any CHIPS Act grant funding
- Does not include any adjustment for the impact of tariffs; while tariff-related analysis is ongoing, and there is a significant degree of macroeconomic uncertainty, the Company's preliminary view is that in the short-term tariffs are approximately net neutral
- Does not include the impact of taxes; tax-related analysis remains ongoing

Note – Subtotals may deviate slightly from addition of discrete line items due to rounding
[1] Change in Net Working Capital derived from Net Accounts Receivables, Inventories, and Trade Accounts Payables
[2] Other Operating Cashflow Adjustments include Interest Income Cash Received, Restructuring Costs, Supplier Deposits, and other additional adjustments
[3] Incentives include refundable federal investment tax credits through Section 48D Advanced Manufacturing Investment Credit; FY25 additionally inclusive of NY & NC state incentives
[4] Planned Asset Sales include planned divestitures of some non-core operating equipment, site sales and mark-to-market equity interest
© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

18

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 19 AGENDA Business and market overview Financial overview Term Sheets 1 2 3 Appendix4

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 20 2026 AHG SUMMARY TERM SHEET AHG Proposal (4/30/25) Deal Size  $460.0M notional value of 2026 Notes Exchange Value  90.0% Exchange Securities  $69.0M of immediate equitization  $345.0M of New 2031 Convertible Notes backed by existing authorized share count and feely convertible - Proceeds from New 2031 Convertible Notes used to buy back residual $391M of exchanging notes at 88.2% Day 1 Equitization  Privately exchange $69.0M of 2026 Notes at par for shares of the Company’s common stock Launch Date  May [•], 2025 Offering Format  Registered underwritten offering Size  $345.0M Maturity  May [•], 2031  Springing maturity to 2/15/28 if 2028 Convertible Notes are outstanding and 12/1/29 if 2029 Convertible Notes are outstanding Coupon  8.0% in cash or shares, payable semi-annual in arrears Seniority  Senior unsecured Conversion Price  10.0% premium to close Convertability  Freely convertible from issuance at holder’s option, with one-year coupon makewhole Callability  Callable as soon as practically possible, subject to any legal or regulatory constraints  Callable at any time the share price is above the conversion price Call Frequency  Issuer can make unlimited calls. Next call can only be made after prior call has fully settled Maximum Call Size  [10]% of original notional issue size callable at any one time Call Price  Upon a call, holders will effectively convert into shares at the Conversion Price including one-year coupon makewhole Conversion Price Adjustment  The Issuer may, at its sole option, lower the Conversion Price permanently or temporarily, provided it has sufficient additional shares authorized and available Use of Proceeds  Outstanding 2026 Notes will be repurchased at 88.2% pursuant to repurchase agreements between the Company and the investors

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 21 AGENDA Business and market overview Financial overview Term Sheets 1 2 3 Appendix4

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 22 GLOSSARY OF TERMS Battery Electric Vehicles (BEVs): Battery Electric Vehicles are fully electric vehicles that rely solely on an electric motor powered by a rechargeable battery pack. BEVs do not have an internal combustion engine and produce zero tailpipe emissions, making them an environmentally friendly transportation option. They are charged by plugging into an external power source and are known for their efficiency, quiet operation, and lower operating costs compared to traditional gasoline-powered vehicles. Design-Ins: Design-Ins are customer commitments to purchase our products and are one of the factors we use to forecast long-term demand and future revenue. To meet the qualification of a Design-In, the customer provides us with documentation (e.g., a letter of intent, statement of work or developmental contract) that can include details such as the expected delivery timeline, estimated price, necessary capacity and required support. A design-in, even with a formal commitment, does not always convert to future revenue (a ‘Design-Win') for a variety of reasons, including, but not limited to, the customer delaying or abandoning the project, capacity constraints, timeline challenges, and/or technology changes. Therefore, management uses the Design-In amount as a guide to forecast future demand, but it should not be taken as an absolute indicator of future revenue. Design-Wins: Design-Ins are considered Design-Wins when a customer issues a purchase order for at least 20% of the expected first year revenue. Design-Wins reflect each project's entire commitment at the time this criteria is satisfied and should not be taken as an absolute indicator of future revenue. Depending on timing, certain projects may be reflected within a single period’s Design-In and Design-Win figures. Extended Range Electric Vehicles (EREVs): Extended Range Electric Vehicles are a type of electric vehicle that primarily operates on an electric motor powered by a battery but includes an internal combustion engine (ICE) as a backup generator. The ICE is used to recharge the battery or provide additional power when the battery's charge is low, thereby extending the vehicle's driving range beyond what the battery alone can provide. EREVs offer the benefits of electric driving with the added assurance of extended range for longer trips. Plug-in Hybrid Electric Vehicles (PHEVs): Plug-in Hybrid Electric Vehicles are vehicles that combine a conventional internal combustion engine with an electric motor and a rechargeable battery. PHEVs can be charged by plugging into an external power source and can operate in electric-only mode for a certain distance, reducing fuel consumption and emissions. When the battery is depleted, the vehicle seamlessly switches to hybrid mode, using the internal combustion engine to power the vehicle and recharge the battery. PHEVs offer flexibility and efficiency by allowing drivers to use electric power for shorter trips and gasoline for longer journeys. Tier 1: A Tier 1 supplier in the automotive industry is a company that provides products or components directly to the original equipment manufacturer (OEM). These suppliers are responsible for delivering parts that are ready for assembly into the final vehicle, such as engines, transmissions, or electronic systems. Tier 1 suppliers often work closely with OEMs to develop and integrate advanced technologies and ensure that components meet stringent quality and performance standards.

© 2025 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfspeed logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. THANK YOU